UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2017

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Accelerate Diagnostics, Inc. (the “Company”) was held on May 4, 2017. At the meeting, Tom Brown, Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink were elected as directors, each to hold office until the Company’s next Annual Meeting of Stockholders or until his successor is elected and qualified. A proposal to amend the Company’s 2012 Omnibus Equity Incentive Plan (the “Plan”) increasing the number of shares of the Company’s common stock reserved and available for grant thereunder by 2,000,000 shares and to reapprove the material terms of the Plan for purposes of Section 162(m) of the Internal Revenue Code was also approved at the meeting. The Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was also ratified at the meeting.

The voting results of the director elections and other proposals, which were described in more detail in the definitive proxy statement relating to the 2017 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on April 10, 2017, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tom Brown	35,026,600	2,910,321	9,816,461
Lawrence Mehren	37,788,298	148,623	9,816,461
Mark C. Miller	37,431,544	505,377	9,816,461
John Patience	36,296,610	1,640,311	9,816,461
Jack Schuler	37,788,860	148,061	9,816,461
Matthew W. Strobeck, Ph.D.	37,787,223	149,698	9,816,461
Frank J.M. ten Brink	37,789,427	147,494	9,816,461

Proposal No. 2 – Amendment of Omnibus Equity Incentive Plan

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s 2012 Omnibus Equity Incentive Plan increasing the number of shares of the Company’s common stock reserved for grant thereunder by 2,000,000 and reapprove the material terms of the Plan for purposes of Section 162(m) of the Internal Revenue Code	36,083,134	1,775,831	77,956	9,816,461

Proposal No. 3 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017	47,447,776	144,836	160,770

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2017	ACCELERATE DIAGNOSTICS, INC. (Registrant) /s/ Steve Reichling Steve Reichling Chief Financial Officer